EXHIBIT 10.2

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of December 22, 2014 (the “Amendment”), made by and among KGH INTERMEDIATE HOLDCO I, LLC, a Delaware limited liability company (“Holdings”), KGH INTERMEDIATE HOLDCO II, LLC, a Delaware limited liability company (“Intermediate Holdco II” or a “Borrower”), KEANE FRAC, LP, a Pennsylvania limited partnership (“Frac” or a “Borrower”), KS DRILLING LLC, a Delaware limited liability company (“Drilling” or a “Borrower”), KEANE FRAC ND, LLC, a Delaware limited liability company (“Frac ND” or a “Borrower”), KEANE FRAC TX, LLC, a Delaware limited liability company (“Keane Texas” or a “Borrower”), each Person joined hereto as a borrower from time to time (each a “Borrower” and together with Intermediate Holdco I, Frac, Drilling, Frac ND and Keane Texas collectively, the “Borrowers”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and each individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”), and acknowledged by KEANE FRAC GP, LLC, a Delaware limited liability company (“Keane Frac GP”) in its capacity as a Guarantor.

BACKGROUND

A. Intermediate Holdco I, Frac, Drilling, Frac ND and Keane Texas, each as a Borrower, Holdings, Agent and Lenders are parties to that certain Amended and Restated Revolving Credit and Security Agreement dated August 8, 2014 (as it may heretofore have been and may hereafter be amended, supplemented, modified, restated and replaced from time to time, the “Credit Agreement”), pursuant to which Agent and Lenders established certain financing arrangements in favor of the Borrowers. The Credit Agreement, and all instruments, documents and agreements executed in connection therewith or related thereto, including all Other Documents (each as heretofore and hereafter amended, supplemented, modified, restated and replaced from time to time), are referred to herein collectively as the “Credit Documents.” All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.

B. The Borrowers have requested that Lenders permit certain modifications to the covenants restricting inter-Affilate activities and restricting the activities and assets of Keane Group Holdings, LLC, a Delaware limited liability company (“KGH”), in order to allow KGH to incur certain Indebtedness and hold the cash proceeds thereof and/or accept certain cash contributions and hold the cash proceeds thereof and use such cash proceeds of such Indebtedness or equity contributions to make, as lender, certain Qualified Subordinated Indebtedness available from time to time to one or more Loan Part(ies), as borrower(s), and for KGH to continue to hold such any such Qualified Subordinated Indebtedness as an asset of KGH and receive payments thereon, and Agent and Lenders have agreed to such requests, on the terms and conditions, including certain amendments and modifications to the terms of the Credit Agreement, more fully set forth herein.

C. NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1. Section One. Amendments to Credit Agreement. Effective upon and as of the satisfaction of the conditions set forth in Section 3 hereof,

(a) Affiliate Transactions. Section 7.10 of the Credit Agreement is hereby amended by renumbering subclause (f) of such Section 7.10 of the Credit Agreement as subclause (g) and inserting and adding a new subclause (f) immediately after the end of subclause (e) to read as follows:

, (f) Qualified Subordinated Indebtedness advanced by and owing to KGH to any one or more Loan Parties from time to time, and payment in respect thereof from any one or more Loan Parties to KGH in accordance with the terms of the Subordinated Loan Documentation for such Qualified Subordinated Indebtedness (to the extent such Subordinated Loan Documentation complies with the requirements of clause (c) of the definition of “Permitted Indebtedness”), all as and to the extent permitted by Sections 7.8 and 7.21(b)(A)(vii) hereof (if applicable),

(b) Covenants regarding Holdings. Section 7.21(b) of the Credit Agreement is hereby amended by renumbering subclause (A)(viii) [incorrectly shown in the Credit Agreement as the second subclause (A)((vi)] of such Section 7.21(b) of the Credit Agreement as subclause (A)(ix) and inserting and adding a new subclause (A)(viii) immediately after the end of subclause (A)(vii) to read as follows:

; (viii) (x) the holding of cash or cash equivalents in an aggregate amount not to exceed $20,000,000, plus any accrued interest thereon, funded by one or more of its direct or indirect members as equity and/or Indebtedness; provided, that, to the extent funded as Indebtedness, notwithstanding anything contained in Section 7.7, none of the Loan Parties may make any cash distribution to KGH to fund the payment of any principal, interest, fees or other amounts owing in respect of such Indebtedness, and (y) from time to time, the making of any loans to the extent constituting Qualified Subordinated Indebtedness to any Loan Party, with such cash or cash equivalents, and continued holding of such loans as assets of KGH and receipt from any Loan Party of cash payments in respect of any such Qualified Subordinated Indebtedness in accordance with the terms of the Subordinated Loan Documentation for such Qualified Subordinated Indebtedness (to the extent such Subordinated Loan Documentation complies with the requirements of clause (c) of the definition of “Permitted Indebtedness”);

2. Section Two. Representations and Warranties. Each Borrower hereby:

(a) reaffirms all representations and warranties made to Agent and Lenders by any Loan Party under the Credit Documents and/or contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Credit Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Credit Documents or any related agreement, and confirms that all such representations and warranties true and correct in all material respects (except to the extent any such representation or warranty is already qualified as to materiality, Material Adverse Effect or similar language, in which case each such representation or warranty (after giving effect to any qualification therein) shall be true and correct in all respects) on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms expressly relates to an earlier date shall be required to be true and correct in all material respects as of such earlier date);

(b) reaffirms all of the covenants contained in the Credit Agreement and covenants to abide thereby until all Advances, Obligations and other liabilities of Loan Parties to Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c) represents and warrants that no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the Other Documents; and

(d) represents and warrants that (i) each Loan Party has full power, authority and legal right to enter into this Amendment and the other Amendment Documents (as defined below) and to perform all its respective Obligations under the Credit Documents as amended hereby and thereby, (ii) this Amendment and all other agreements, instruments or other documents required hereby, if any (collectively, the “Amendment Documents”), have been duly executed and delivered by each Loan Party, and this Amendment and the Credit Documents as amended hereby and by the other Amendment Documents constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally, (iii) the execution, delivery and performance of this Amendment and the other Amendment Documents (a) are within such each Loan Party’s powers under its Organization Documents, have been duly authorized by all necessary corporate, limited partnership, company or other organizational action, as applicable, are not in contravention of law or the terms of such Loan Party’s Organization Documents or to the conduct of such Loan Party’s business or of any material agreement or undertaking to which such Loan Party is a party or by which such Loan Party is bound, (b) will not conflict in any material respect with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except those Consents set forth on Schedule 5.1 to the Credit Agreement, all of which will have been duly obtained, made or compiled prior to the Closing Date and which are in full force and effect or the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party and their Restricted Subsidiaries under the provisions of any agreement, instrument, Organization Document or other instrument to which such Loan Party and their Restricted Subsidiaries are party or by which they or their property is a party or by which they may be bound.

3. Section Three. Conditions Precedent/Effectiveness Conditions. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a) Agent shall have received this Amendment, dated on or about the date hereof, duly authorized, executed and delivered by each Borrower, Holdings and Keane Frac GP;

(b) Agent shall have received a final executed copy of an amendment to the Term Loan Agreement executed and delivered by Term loan Agent, the necessary Term Loan Lenders and Intermediate Holdco II providing for amendments to the corresponding negative covenants of the Term Loan Agreement that are substantially similar (to Agent’s reasonable satisfaction) to those set forth in Section of this Amendment above;

(c) All of the representations and warranties contained in this Amendment shall be true and correct in all material respects (except to the extent any such representation or warranty is already qualified as to materiality, Material Adverse Effect or similar language, in which case each such representation or warranty (after giving effect to any qualification therein) shall be true and correct in all respects) on and as of the date hereof; and

(d) No Default or Event of Default shall have occurred and be continuing on the date hereof.

4. Section Four. Payment of Expenses. Borrowers shall pay or reimburse Agent for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the Amendment Documents provided for herein or related hereto (if any) (collectively, the “Amendment Fees and Costs”). Without limiting the generality of Section 2.2(a) of the Credit Agreement, Borrowers hereby authorize the Agent to charge the Borrowers’ Account with the amount of all Amendment Fees and Costs in satisfaction thereof, and requests that Lenders make one or more Revolving Advance(s) consisting of Domestic Rate Loan(s) on or after the date hereof in an aggregate amount equal to the total amount of all such Amendment Fees and Costs, and that Agent disburse the proceeds of such Revolving Advance(s) in satisfaction thereof.

5. Section Five. Reaffirmation of Liens. To secure the prompt payment and performance of the Obligations to Agent, Issuer and each Lender and each other holder of the Obligations, each Borrower hereby reconfirms its assignment, pledge and grant under the Credit Agreement and the other Credit Documents to Agent for its benefit and for the ratable benefit of each Lender, Issuer and each other holder of any of the Obligations of a continuing security interest in and to and Lien on all its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. No Borrower has any commercial tort claims as of the date hereof with a claim exceeding $500,000 except as set forth on the Schedules to the Credit Agreement. Borrowers hereby confirm and agree that all security interests and Liens granted under the Credit Documents to Agent, for its benefit and for the ratable benefit of each

Lender, Issuer and each other holder of any of the Obligations, continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Encumbrances. Nothing herein contained is intended to impair or limit in any manner the validity, priority and extent of Agent’s security interest in and Liens upon the Collateral.

6. Section Six. Reaffirmation of Existing Financing Agreements. Except as modified by the terms hereof, all of the terms and conditions of the Credit Documents are hereby reaffirmed and shall continue in full force and effect as therein written. All references to the Credit Agreement shall mean the Credit Agreement as modified by all amendments heretofore executed and delivered and by this Amendment. Borrowers hereby acknowledge and agree it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by any Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

7. Section Seven. Ratifications of Guaranty by Keane Frac GP and Holdings. Holdings and Keane Frac GP, each in its capacity as “Guarantor” under that certain Amended and Restated Guaranty and Suretyship Agreement dated as of August 8, 2014 given by Holdings and Keane Frac GP in favor of Agent (as it may heretofore have been and may hereafter be amended, supplemented, modified, restated and replaced from time to time, the “Guaranty”), each by its signature below:

(a) Hereby acknowledges and agrees that the execution, delivery and performance of this Amendment by Borrowers, Agent and Lenders, and the carrying out of the provisions hereof and the consummation of all transactions contemplated hereunder, shall not affect or in any way diminish or modify the obligations of such Guarantor under the Guaranty, or under any other Credit Document to which such Guarantor is a party, and such Guarantor hereby acknowledges and reaffirms its obligations under the Guaranty, and under each other Credit Agreement to which Guarantor is a party.

(b) Hereby reconfirms and restates its grant under the Guaranty to Agent, for the ratable benefit of Agent, Issuer and each Lender and each other holder of the Obligations, of a continuing perfected lien on and security interest in all of such Guarantor’s right, title and interest in and to the “Collateral” (as described in section 8 of the Guaranty) to secure the payment and performance of the Obligations and such Guarantor’s obligations under the Guaranty, and hereby confirms that nothing herein, nor the execution, delivery and performance of this Amendment by Borrowers, Agent and Lenders, nor the carrying out of the provisions hereof nor the consummation of all transactions contemplated hereunder, shall impair or limit in any manner the validity, priority and extent of Agent’s security interest in and Liens upon such “Collateral”.

(c) Hereby acknowledges and agrees that the foregoing acknowledgements, agreements and reaffirmations are being given in an abundance of caution and for the avoidance of any doubt, and that nothing contained in the foregoing is intended to limit or contradict the provisions of and any and all agreements and waivers contained in the Guaranty, specifically including without limitation the provisions, agreements and waivers of Section 2 of the Guaranty, and that the giving by such Guarantor of the foregoing acknowledgements, agreements and reaffirmations shall not be interpreted or construed under any circumstances as having established a course of dealing or course of conduct binding upon Agent and Lenders in the future or otherwise creating any future obligations on Agent and/or Lenders to obtain any similar acknowledgements, agreements and reaffirmations in connection with any future amendments to the Credit Agreement and the other Credit Documents.

(d) Hereby represents and warrants that each of the representations and warranties made by such Guarantor pursuant to the Guaranty and the GP Pledge Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date, in which case such representation or warranty was materially true and correct in all respects on such date).

(e) Hereby represents and warrants that Guarantor is not in violation of any of the covenants and undertakings applicable to it set forth in the Guaranty (subject in each case to any notice, cure or grace period(s) applicable to such covenant or undertaking expressly provided for in the Guaranty (as applicable)).

8. Section Eight. Confirmation of Indebtedness and Release. Each Borrower, and each Guarantor by its signature below, hereby acknowledges, confirms and agrees that all of the Obligations (whether representing outstanding principal, accrued and unpaid interest, accrued and unpaid fees or any other Obligations of any kind or nature) currently owing by Borrowers under the Credit Agreement and the other Credit Documents, as reflected in the books and records of Agent and Lenders as of the date hereof, are unconditionally owing from and payable by Borrowers, and that Borrowers are indebted (jointly and severally) to Agent and Lenders with respect thereto, all without any set-off, deduction, counterclaim or defense. Each Borrower, and each Guarantor by its signature below, hereby acknowledges and agrees that it has no actual or potential claim or cause of action against Agent or any Lender relating to this Amendment (or any Amendments Documents), the Credit Agreement or any other Credit Document (including the Guaranty and the GP Pledge Agreement) and/or the Obligations arising thereunder or related thereto, in any such case arising on or before the date hereof. As further consideration for the consents and amendments set forth herein, each Borrower, and each Guarantor, by its signature below, hereby waives and releases and forever discharge Agent and Lenders, and the officers, directors, attorneys, agents and employees of each, from any liability, damage, claim, loss or expense of any kind originating in whole or in part known to Borrowers or Guarantor on or before the date of this Amendment that any Borrower or Guarantor may now have against Agent or Lenders or any of them arising out of or relating to the Obligations, this Amendment, the Credit Agreement or the Other Documents.

9. Section Nine. Miscellaneous.

(a) No rights are intended to be created hereunder for the benefit of any third party, creditor, or incidental beneficiary.

(b) The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c) No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic transmission shall bind the parties hereto.

(e) This Amendment, and all matters relating hereto and arising herefrom, shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. The provisions of Section 16.1 of the Credit Agreement {agreements and consents to and waivers regarding jurisdiction, venue and service of process}, Section 16.5 of the Credit Agreement {indemnities}, Section 16.9 of the Credit Agreement {expenses}, Section 16.10 of the Credit Agreement {injunctive relief} and Article XII of the Credit Agreement {waivers (specifically including waivers of rights to jury trial)} are hereby incorporated by reference. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. This Amendment (and the other Amendment Documents, if any), together with the Credit Agreement and other Credit Documents (each as amended or modified hereby), represent the entire agreement of the parties hereto regarding the matters covered hereby and thereby.

(f) This Amendment shall be binding upon and inure to the benefit of Borrowers, Guarantor, Agent, each Lender, all future holders of the Obligations and their respective successors and assigns, except that neither any Borrowers nor any Guarantor may assign or transfer any of its rights or obligations under this Amendment or the Credit Agreement or any other Credit Document without the prior written consent of Agent and each Lender.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

KGH INTERMEDIATE HOLDCO I, LLC

By:	Keane Group Holdings, LLC, its Managing Member

By:	/s/ GREGORY POWELL
	Name:	Gregory Powell
	Title:	Vice President and Chief Financial Officer

KGH INTERMEDIATE HOLDCO II, LLC

By:	KGH Intermediate Holdco I, LLC, its Managing Member

By:	Keane Group Holdings, LLC, its Managing Member

By:	/s/ GREGORY POWELL
	Name:	Gregory Powell
	Title:	Vice President and Chief Financial Officer

KEANE FRAC, LP

By:	Keane Frac GP, LLC, its General Partner

By:	KGH Intermediate Holdco II, LLC, its Managing Member

By:	KGH Intermediate Holdco I, LLC, its Managing Member

By:	Keane Group Holdings, LLC, its Managing Member

By:	/s/ GREGORY POWELL
	Name:	Gregory Powell
	Title:	Vice President and Chief Financial Officer

[Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement]

KEANE FRAC GP, LLC

By:	KGH Intermediate Holdco II, LLC, its Managing Member

By:	KGH Intermediate Holdco I, LLC, its Managing Member

By:	Keane Group Holdings, LLC, its Managing Member

By:	/s/ GREGORY POWELL
	Name:	Gregory Powell
	Title:	Vice President and Chief Financial Officer

KS DRILLING, LLC

By:	KGH Intermediate Holdco II, LLC, its Managing Member

By:	KGH Intermediate Holdco I, LLC, its Managing Member

By:	Keane Group Holdings, LLC, its Managing Member

By:	/s/ GREGORY POWELL
	Name:	Gregory Powell
	Title:	Vice President and Chief Financial Officer

[Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement]

KEANE FRAC ND, LLC

By:	Keane Frac, LP, its Managing Member

By:	Keane Frac GP, LLC, its General Partner

By:	KGH Intermediate Holdco II, LLC, its Managing Member

By:	KGH Intermediate Holdco I, LLC, its Managing Member

By:	Keane Group Holdings, LLC, its Managing Member

By:	/s/ GREGORY POWELL
	Name:	Gregory Powell
	Title:	Vice President and Chief Financial Officer

KEANE FRAC TX, LLC

By:	Keane Frac, LP, its Managing Member

By:	Keane Frac GP, LLC, its General Partner

By:	KGH Intermediate Holdco II, LLC, its Managing Member

By:	KGH Intermediate Holdco I, LLC, its Managing Member

By:	Keane Group Holdings, LLC, its Managing Member

By:	/s/ GREGORY POWELL
	Name:	Gregory Powell
	Title:	Vice President and Chief Financial Officer

[Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement]

PNC BANK, NATIONAL ASSOCIATION,
As Lender and as Agent

By:	/s/ EDWARD CHONKO
	Name:	Edward Chonko
	Title:	Senior Vice President

[Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement]